Exhibit 99.2

Transmission Seminar Joseph L. Welch, President and CEO February 15, 2006

These slides contain certain statements that describe International Transmission Company's and ITC Holdings Corp.'s (collectively, the "Company") beliefs concerning future business conditions and prospects, growth opportunities and the outlook for the Company and the electric transmission industry based upon information currently available. Wherever possible, the Company has identified these forward-looking statements by words such as ''anticipates,'' ''believes,'' ''intends,'' ''estimates,'' ''expects,'' ''projects'' and similar phrases. These forward-looking statements are based upon assumptions the Company believes are reasonable. Such forward-looking statements are subject to risks and uncertainties which could cause the Company's actual results, performance and achievements to differ materially from those expressed in, or implied by, these statements, including, among other things: (i) the ability of the Company to obtain regulatory approval for rate adjustments in response to changing circumstances and changes in laws or regulations affecting the Company; (ii) restrictions imposed by laws, including the Public Utility Holding Company Act of 1935 and the Federal Power Act of 1935, or regulations affecting the Company; (iii) the stability of The Detroit Edison Company ("Detroit Edison") or regulation affecting Detroit Edison; (iv) the Company's ability to pay expenses and obtain financing as a stand-alone operation; (v) potential environmental liabilities; (vi) hazards related to the Company's business; (vii) damage to the Company's assets or its ability to serve its customers; (viii) market disruptions and other economic effects as a result of terrorism, military activity or war and action by the United States government and other governments in reaction thereto; (ix) higher property tax assessments from various municipalities; (x) decreases in the Company's revenues due to abnormal weather conditions; and (xi) other risk factors discussed herein and that may be identified from time to time by the Company. New factors emerge from time to time. The Company cannot predict what factors may arise or how such factors may cause its results to differ materially from those contained in any forward-looking statement. Any forward- looking statement speaks only as of the date on which such statements are made. The Company assumes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Cautionary Statement

Company and Industry Overview

Company Overview International Transmission Company is the first independently owned and operated U.S. electricity transmission company February 2003 - became independent through acquisition by International Transmission Holdings L.P. (KKR & Trimaran primary investors) July 29, 2005 completed successful IPO; listed on NYSE (ITC) Transmission rates are FERC regulated Formulaic rate design adjusts annually for capital investments, recoverable expenses and load High concentration of industrial customers in service area Require elevated levels of reliability Supportive of industrial improvement projects Serves as Conduit Between Generation and Distribution Customers Attractive Service Territory

Stable Revenues and Investment Recovery Transmission rate adjusted annually using FERC approved formula rate template Rates applied to monthly peak network demand which removes daily variability Low Variability in Annual Revenues Rates adjust annually using historical data to allow ITC to recover costs and earn the allowed ROE Annual adjustment based on historical operating expenses, capex and load (volumes) Codified in MISO "Attachment O" Efficient Rate Setting Mechanism Prudent capital investment added to rate base on an annual basis Challenge of ITC's rates: third-party must file complaint and then prove "imprudence" Timely Return on and Recovery of Investment

Investment Highlights Low risk, rate regulated business generates predictable cash flow and dividends Significant growth in rate base drives superior total return High visibility of financial performance through annual rate setting process - employing FERC-approved formula rate called Attachment O Unique combination of stability and growth Stability Growth Supportive regulatory environment Efficient/predictable rate- setting process Minimal weather, commodity or energy demand risk Attractive service territory Operational excellence Experienced management team Capital investment in system annually added to rate base Acquisitions of other transmission systems

Lack of Industry Investment Costs from August 2003 blackout: $4 - $10Bn Annual lost production costs to U.S. businesses: $46Bn in power outages $6.7Bn in power quality issues (2) (1) According to the Edison Electric Institute, or EEI. 2000 figures are quoted in 1997 dollars. (2) According to the Electric Power Research Institute or EPRI. (3) According to a recent DOE study regarding cost of power interruptions to US electricity customers. Estimated investment required to modernize the grid: $50 - $100Bn (3) Outage Costs Transmission investment in the last 30 years has lagged while the transmission system continues to be put under increasing stress Demand Growth Growth in electricity consumption Annual demand has doubled since 1980 Underinvestment Decline in transmission investment From 1975-2000, transmission investment has fallen by $2.5 billion per year (1)

History of Underinvestment

History of Underinvestment

History of Underinvestment

History of Underinvestment

Policymakers are Responding Promotes Open Access Policy Toward Transmission Investment Types of Incentives Support creation of independent transmission ownership Facilitate competitive power markets Provide long-term benefit to consumers Provide economic incentives to independent purchasers of transmission assets Provide economic incentives to investors to encourage transmission system improvements Higher ROE for independent owners of transmission systems like ITC Recovery of a portion of premium to net book value paid by independent purchasers of transmission assets

Superior Regulatory Structure Typical State Regulated Electric Utility ITC Allowed ROE Typical ROE in the 11% area FERC-approved ROE (13.88%) 60% equity component at the OpCo Rates and Rate Setting Fixed rates between multi-year rate cases Rate increases require formal rate cases in which prudence must be affirmatively defended Rate making process is often adversarial and protracted and may delay recovery of costs FERC approved rate-setting mechanism Attachment O Annual adjustment to rates based on historical experience FERC jurisdiction only Regulation State / federal regulation Potentially multiple state jurisdictions

Attachment O Tariff Calculation Allowed Return Operating Expenses Taxes and Depreciation & Amortization Revenue Requirement + + Establish Rate Base FERC Approved Rate of Return Allowed Return + Step 2 Step 3 Step 1 Revenue Requirement Network Load Attachment O Calculated Rate Revenue Credits - Attachment O is a FERC-approved cost-of-service rate setting mechanism that is applied annually to determine the rate charged for transmission service. Formula Inputs: Prior year expenses, including depreciation and amortization, and network load Rate base including recent capital investment, accumulated deferred income tax adjustments and certain regulatory assets Capital structure

MISO Pricing Zone Rate ($/kW/month) Ameren -Central Illinois Light Company 0.729 Ameren -Illinois Power 0.738 Louisville G&E/Kentucky Utilities 0.795 Indianapolis Power & Light 0.804 Ameren - UE 0.833 City of Columbia, Missouri 0.913 Vectren Energy (Southern Indiana Gas & Electric) 0.918 Michigan Electric Transmission Company 0.980 American Transmission System Inc. 1.212 Cinergy 1.275 Indiana Municipal Power Authority 1.275 Wabash Valley Power Authority 1.275 International Transmission Company 1.594 Minnesota Power 1.634 Xcel - Northern States Power 1.902 City Water Light & Power (Springfield, IL) 2.007 Great River Energy 2.151 Alliant Energy - West 2.174 Southern Illinois Power Cooperative 2.201 Northern Indiana Public Service 2.256 American Transmission Company 2.270 Manitoba Hydro 2.995 Montana-Dakota Utilities 3.103 Hoosier Energy 3.277 Otter Tail Power 3.443 ITC Rate Compared to MISO Pricing Zone

Contribution to Energy Cost Generation Distribution Transmission (C) By Default! 65 28 7 Generation 70% Distribution 24% Transmission 6% 2005 Industry Average Breakdown of End Use Customer Electricity Bill (1) (1) Source: EIA Annual Energy Outlook 2006 (Early Release) "... given that transmission is such a small part of the overall rate, a typical [vertically integrated] utility is unlikely to file to recover for just new transmission investment, particularly those expansions that may benefit another utility's customers." - FERC Chairman Wood in testimony before the Subcommittee on Oversight of Government Management, the Federal Workforce, and the District of Columbia, Committee on Governmental Affairs United States Senate, September 2003. Transmission is and historically has been a small component of total delivered energy cost.

The ITC Model

Independence: Significance Independence is defined as: De minimis ownership or truly passive ownership by market participants Minimal operating dependence, ongoing market participant relationship/affiliation The company, its employees and their immediate family members do not hold any market participant investments Through International Transmission's independence, we have been able to focus on our goals of providing reliable electric transmission service, reducing congestion and lowering the overall cost of delivered energy. In essence, the independent model aligns the interests of the company with those of the customer which are in turn in line with those of shareholders. A non-independent model cannot do this; they are faced with conflicting interests. Over the past two years, International Transmission has seen much success in the implementation of these goals by way of improved service through progressive capital and maintenance programs as well as improved relationships.

Aggressive Capital Program International Transmission's focus on transmission grid investment benefits customers by facilitating energy commerce due to the creation of a more robust transmission grid, reducing system losses, and minimizing service interruptions. To address the 30 year lack of investment in the transmission, International Transmission has developed an aggressive capital program. Prior to International Transmission's status as a stand-alone transmission company, historical levels of capital spending were approximately $8-10 million annually. Capital Spending

Measuring Benefits of Capital Projects International Transmission is using PROMOD to quantify the benefits resulting from transmission infrastructure expansions. PROMOD is a simulation program that models the economics of generation and transmission for all hours in the year. Benefits of new investment are measured by comparing a "Base Case" to a "Projects Case". Changes in security constrained dispatch and locational marginal prices are important when analyzing benefits. International Transmission performed studies on the impacts of the capital projects from 2004 and 2005 that demonstrated approximately $100 million of annual benefits for a project cost of $120 million. Benefits can be categorized as either energy market savings, reduction of losses or value of increased reliability. Current model runs demonstrate that International Transmission's 2006 capital project plan provides annual economic savings to customers in excess of the annual carrying cost of the transmission improvements.

Capital Projects Capital Projects Capital Projects Jewell- Spokane 230 kV Upgrade Project Milan 345-120 kV Project - After (December) Milan 345-120 kV Project - After (December) Milan 345-120 kV Project- Before (August)

Capital Projects Capital Projects Thumb Rebuild Project Thumb Rebuild Project Caniff- Stephens 345kV Underground Cable Replacement Project

Highlights of 2006 Capital Project Plan Oakland Township Station and Lines Projected to save customers $13-24 million annually. Majestic 345/120kV & Majestic-Madrid 120Kv Projected to increase METC-ITC transfers by approximately 600 MW. Bismarck-Troy Cable Projected to prevent 16 MW of losses at peak and provide much needed infrastructure in in Northern Oakland County. Golf 120 kV Station (Macomb County) Projected 1.4 MW of loss savings at peak. Lennox Station (26 Mile Rd. and Wederman Rd., St. Clair) Projected 4.3 MW of loss savings at peak. Wixom-Quaker 230 kV line Projected to provide reliability in the event of a contingency. St. Antoine Station GIS Replacement Replacing equipment that supports Downtown Detroit.

Improved Maintenance Activity DTE 1998-2002 2003 2004 2005 Breaker Inspections 40 28 82 96 Bus Inspections 22 6 51 81 Relay Complete Periodic Maintenance 35 10 176 354 Tower Inspections 952 857 1,441 1,442 Tower Painting 134 147 1,095 3,500 Infrared Inspections 55 153 153 154 Transformer DGA 43 43 71 62 Line Clearance / Corridor Mowing 95% 95% 105% 100% (3 year cycle) Our maintenance methodology is simple: invest in prevention. International Transmission has conducted preventative maintenance activities on its system, for the same cost of prior years' activities. We have realized approximately 30% increased efficiency improvements in maintenance costs. In 2004, International Transmission spent $21.4 million on maintenance, effectively saving $6.4 million due to increased efficiency. We achieved best-in-class status for "Ratio of Preventative Maintenance vs. Corrective Maintenance". Based on 2004 data, this study by the PA Consulting Group was published in 2005 and includes the results of 25 transmission owners.

Maintenance Activities Maintenance Activities Helicopter Inspections Conducted in Spring & Fall - 1,620 miles of transmission lines inspected in 2004 transmission lines inspected in 2004 transmission lines inspected in 2004 transmission lines inspected in 2004 Physical Inspections 1,442 towers inspected vs. prior 5-year annual average of 952

Helicopter Inspections High resolution fly-over photography identifies the most minute details including: Worn conductor material; Loose, missing bolts or pins; and Cracked insulators. By conducting regular helicopter inspections, more serious situations can be avoided thereby reducing the need for reactive maintenance. If the pin were to have fallen out in the picture to the left, the conductor that it is carrying would have fallen.

Vegetation Management Vegetation Management Vegetation Management Before After Over 800 miles of transmission line corridors were cleared Activities included cutting, trimming, hydro-axing and herbicide

Thermographic Imaging Thermographic Imaging With advanced thermographic imaging technology, International Transmission can identify "hot spots" on our system that may cause potential problems or failures. The box highlighted as "2" is an example of what is seen when an equipment is "hot" and needs to be addressed. This effort allows us to be proactive and limit the amount of reactive maintenance thereby reducing our overall maintenance costs.

Outstanding System Performance International Transmission's system performance is significantly better than industry averages Goal: Provide best-in-class system performance Annual Circuit Outages Per 100 Circuit-Miles (1) (1) Study by RW Beck.

Summary

Compelling Investment Opportunity The building blocks of a great company First Independent Transmission Company FERC-approved structure and rate Earn premium return on equity of 13.88% Showcased and supported by regulators Attractive service territory Pioneering management team Significant Visibility into Financial Results Rate allows for recovery of operating expenses and capital expenditures Formulaic rate setting process leads to predictable revenue and EBITDA Substantial Growth Opportunities Invest in existing system to expand our rate-base Acquire other transmission systems and apply our business model + + + Competitive Dividend Attractive initial dividend of $1.05/share annualized Expectation of dividend growth over time Unique combination of predictability, earnings growth and dividend income

Conclusion International Transmission has served as the industry model of the future. Through our independence, all interests are aligned: what's good for the customer is good for the company and the shareholder. The industry and regulators now must move forward towards implementing and encouraging independence as a means to provide enhanced customer service and reliability. Only then will the base issues be addressed that prevent meaningful investment in the transmission system.

Questions?